UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2021

CANNABIS GLOBAL, INC.

(Name of registrant in its charter)

Nevada	333-146404	99-0539775
(State or jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

520 S. Grand Avenue, Suite 320, Los Angeles, CA 90071

(Address of principal executive offices)

(310) 986-4929

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on Which Registered
Common	CBGL	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

(a)(1) The Registrant previously disclosed its entry into a material definitive agreement not made in the ordinary course of its business on August 23, 2021. The parties to the agreement are the Registrant and Dutchess Capital Fund, LP, a Delaware Limited Partnership (“Dutchess”). With the exception of the entry into the subject material definitive agreement, no material relationship exists between the Registrant, or any of the Registrant’s affiliates or control persons on the one hand, and Dutchess, and any of its affiliates or control persons on the other hand.

Pursuant to a Common Stock Purchase Agreement between the Registrant and Dutchess, Dutchess agreed to invest up to five million dollars ($5,000,000) to purchase the Registrant’s Common Stock, par value $0.001 per share. Coincidentally, the Registrant and Dutchess entered into a Registration Rights Agreement, as an inducement to Dutchess to execute and deliver the Common Stock Purchase Agreement, whereby the Registrant agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, and applicable state securities laws, with respect to fifteen million shares of Common Stock issuable for Dutchess’ investment pursuant to the Common Stock Purchase Agreement.

The Registrant and Dutchess agreed to amend the Registration Rights Agreement to increase the total number of registerable shares to 35,000,000 common shares.

The Common Stock Purchase Agreement terminates thirty-six (36) months after the Effective Date, or conditioned upon the following events: (i) when Dutchess has purchased an aggregate of five million dollars ($5,000,000) in the Registrant’s Common Stock; (ii) at such time that the Registration Statement agreed to in the Registration Rights Agreement is no longer in effect: (iii) in the event a voluntary or involuntary bankruptcy petition is filed concerning the Registrant; or, (iv) if a Custodian is appointed for the Registrant or for all or substantially all of its property or the Registrant makes a general assignment for the benefit of its creditors.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document	Location
10.1	First Amendment to Registration Rights Agreement	Filed Herewith
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded with the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNABIS GLOBAL, INC.

Date: October 27, 2021	By:	/s/ Arman Tabatabaei
Arman Tabatabaei (Principal Executive Officer)